                                                                    EXHIBIT 99.2

                    STERLING CHEMICALS, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2002
                                 (IN THOUSANDS )
                                   (UNAUDITED)

                                                                   LESS                                   STERLING
                                                AS            DISPOSITION OF        PRO FORMA    Notes  CHEMICALS, INC.
                                              REPORTED        PULP AND FIBERS      ADJUSTMENTS            PRO FORMA
                                          ----------------   -----------------   ----------------      ----------------
Revenues                                   $      628,727     $      (250,125)      $          -    1    $     378,602
Cost of goods sold                                553,258            (201,888)                 -    1          351,370
                                          ----------------   -----------------   ----------------      ----------------
Gross profit (loss)                                75,469             (48,237)                 -                27,232
Selling, general & administrative expenses         24,059              (9,083)                 -    1           14,976
Impairment of assets                                4,444              (4,444)                 -    1                -
Other expense (income)                             (1,925)                  -                  -                (1,925)
Reorganization Items                               17,022                   -                  -                17,022
Interest and debt related expenses                 52,987              (2,931)           (44,258)   2            5,798
                                          ----------------   -----------------   ----------------      ----------------
Income (loss) before income taxes                 (21,118)            (31,779)            44,258                (8,639)
Provision for income taxes                         14,868             (14,743)                 -    1              125
                                          ----------------   -----------------   ----------------      ----------------
NET INCOME (LOSS)                          $      (35,986)    $       (17,036)      $     44,258          $     (8,764)
                                          ================   =================   ================      ================

                    STERLING CHEMICALS, INC. AND SUBSIDIARIES
             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2002


1. Adjustment eliminates from consolidated results the amounts contributed by the Pulp Chemicals and Acrylic Fibers businesses

2. Adjustment reflects the pro forma reduction in interest expense due to the reduction of senior secured debt.

3. Adjustment reflects the pro forma estimated gain realized in the sales of the Pulp Chemicals and Acrylic Fibers businesses.

                    STERLING CHEMICALS, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                                                       STERLING
                                                            AS        LESS DISPOSITION OF   PRO FORMA     NOTES     CHEMICALS, INC.
ASSETS                                                    REPORTED      PULP AND FIBERS    ADJUSTMENTS                 PRO FORMA
                                                         ---------    -------------------  -----------              ---------------
Current assets:
       Cash and cash equivalents                         $  23,276           (13,433)       $    --           1        $   9,843
       Accounts receivable, net                            107,968           (37,662)            --           1           70,306
       Inventories                                          50,871           (18,035)            --           1           32,836
       Prepaid expenses                                      5,086            (1,408)            --           1            3,678
       Deferred income tax benefit                            --                --               --                         --
                                                         ---------         ---------        ---------                  ---------
TOTAL CURRENT ASSETS                                       187,201           (70,538)            --                      116,663

Property, plant and equipment, net                         255,836          (138,614)            --           1          117,222
Deferred income taxes                                         --                --               --                         --
Other assets                                                46,611            (6,026)            --           1           40,585
                                                         ---------         ---------        ---------                  ---------
TOTAL ASSETS                                             $ 489,648         $(215,178)       $    --                    $ 274,470
                                                         =========         =========        =========                  =========
LIABILITIES AND STOCKHOLDER'S EQUITY
   (DEFICIENCY IN ASSETS)
Current liabilities:
       Accounts payable                                  $  51,424           (20,833)            --           1           30,591
       Accrued liabilities                                  39,444            (7,724)            --           1           31,720
       Current portion of long-term debt                    63,150            (5,908)            --           1           57,242
                                                         ---------         ---------        ---------                  ---------
                                                           154,018           (34,465)            --                      119,553

Pre-petition liabilities - subject to compromise           520,938           (12,043)            --           1          508,895
Pre-petition liabilities - not subject to compromise       362,836              --           (357,641)        2            5,195
Long-term debt                                              15,079           (15,079)            --           1             --
Deferred income tax liability                               14,115           (14,115)            --           1             --
Deferred credits and other liabilities                      34,139           (14,408)            --           1           19,731
Commitments and contigencies

STOCKHOLDER'S EQUITY (DEFICIENCY IN ASSETS):
       Additional paid-in capital                         (141,786)             --               --                     (141,786)
       Accumulated deficit                                (419,437)         (160,432)         357,641         3         (222,228)
       Accumulated other comprehensive loss                (50,254)           35,364                                     (14,890)
                                                         ---------         ---------        ---------                  ---------
       Total stockholder's equity
          (deficiency in assets)                          (611,477)         (125,068)         357,641                   (378,904)
                                                         ---------         ---------        ---------                  ---------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY
   (DEFICIENCY IN ASSETS)                                $ 489,648         $(215,178)       $    --                    $ 274,470
                                                         =========         =========        =========                  =========

                    STERLING CHEMICALS, INC. AND SUBSIDIARIES
                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002


1. Adjustment eliminates amounts attributable to the Pulp Chemicals and Acrylic Fibers businesses, net of assets and liabilities to be retained.

2. Adjustment reflects the pro forma repayment of senior secured debt with the cash proceeds received from the buyer, consistent with intended actual application of cash proceeds after the closing of the transaction.

3. Adjustment reflects the pro forma estimated gain realized in the sales of the Pulp Chemicals and Acrylic Fibers businesses.